UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 24, 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

II-VI Incorporated (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on September 24, 2019 (the “Original Form 8-K”). The purpose of this Amendment is to amend Item 5.02 to the Original Form 8-K and to refile Exhibit 10.1 originally filed with the Original Form 8-K in order to correct a typographical error in that exhibit. This Amendment speaks as of the filing date of the Original Form 8-K. Except for the changes to Item 5.02 and Exhibit 10.1, this Amendment does not otherwise amend or update any information or exhibits originally set forth in or filed with the Original Form 8-K. Capitalized terms used but not defined in this Amendment have the respective meanings given them in the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, as of the Effective Time, the Board of Directors of the Company (the “Board of Directors”) appointed as members of the Board of Directors three designees of Finisar who had been serving as members of Finisar’s board of directors. In particular, the Board of Directors appointed Michael L. Dreyer, Jerry S. Rawls and Robert N. Stephens as members of the Board of Directors effective as of the Effective Time. Mr. Dreyer will serve as a Class One Director with a term expiring in 2021, and Messrs. Rawls and Stephens will serve as Class Three Directors with terms expiring in 2020. The Board of Directors has appointed Mr. Dreyer as a member of the Corporate Governance and Nominating Committee, Mr. Rawls as a member of the Subsidiary Committee and Mr. Stephens as a member of the Audit Committee and the Compensation Committee.

Mr. Dreyer served as a member of Finisar’s board of directors from December 2015 through the Effective Date and also is currently a director of F5 Networks, Inc., a developer and provider of software defined application services. Mr. Dreyer has served as the Chief Operations Officer of Silicon Valley Bank since September 2015. Before joining Silicon Valley Bank, Mr. Dreyer was President and Chief Operating Officer of Monitise Americas, LLC, a subsidiary of Monitise plc, a company providing mobile banking and payment services, from 2014 to September 2015. Mr. Dreyer also was the global head of technology and Chief Information Officer at VISA Inc. from 2005 to 2014. Previously, Mr. Dreyer was Chief Information Officer of Inovant, LLC, a company providing electronic payment processing services. He has also held executive positions at VISA USA as Senior Vice President of Processing and Emerging Products, and Senior Vice President of Commercial Solutions. Additionally, Mr. Dreyer held senior positions at American Express Co, Prime Financial, Inc., Federal Deposit Insurance Corporation (FDIC), Downey Savings, Bank of America, and the Fairmont Hotel Management Company. Mr. Dreyer received an M.B.A. and a B.A. in psychology from Washington State University.

Mr. Rawls served as a member of Finisar’s board of directors from 1989 through the Effective Date. Mr. Rawls served as Finisar’s Chief Executive Officer from September 2015 until January 2018 and from 1999 until 2008; as Finisar’s Chairman of the Board from 2006 until January 2018; and as Finisar’s Executive Chairman from 2008 through September 2015. Mr. Rawls also served as Finisar’s President from 2003 until 2008 and previously held that title from 1989 to 2002. Mr. Rawls previously was employed by Raychem Corporation, a materials science and engineering company, where he held various management positions, including Division General Manager of the Aerospace Products Division and Interconnection Systems Division. Mr. Rawls holds a B.S. in Mechanical Engineering from Texas Tech University and an M.S. in Industrial Administration from Purdue University.

Mr. Stephens served as a member of Finisar’s board of directors from 2005 through the Effective Date and as Finisar’s Chairman of the Board from January 2018 through the Effective Date. Mr. Stephens served as Finisar’s Lead Director from 2010 until January 2018. Mr. Stephens served as the Chief Executive Officer from 1999, and as President from 1998, of Adaptec, Inc. (“Adaptec”), a storage solutions provider, until his retirement in 2005. Mr. Stephens joined Adaptec in 1995 as Chief Operating Officer. Before joining Adaptec, Mr. Stephens was the founder and Chief Executive Officer of Power I/O, a company that developed serial interface solutions and silicon expertise for high-speed data networking, that was acquired by Adaptec in 1995. Prior to founding Power I/O, Mr. Stephens was President and Chief Executive Officer of Emulex Corporation, a designer, developer and supplier of Fibre Channel host bus adapters. Before joining Emulex, Mr. Stephens was Senior Vice President, General Manager and founder of the Microcomputer Products Group at Western Digital Corporation. He began his career at IBM, where he served over 15 years in a variety of human resource management positions. Mr. Stephens holds a B.A. in Philosophy and Psychology, and an M.S. in Industrial Psychology, from San Jose State University.

In connection with the appointments of Messrs. Dreyer, Rawls and Stephens to the Board of Directors, and consistent with the Board of Directors’ current compensation arrangements for non-employee directors, Messrs. Dreyer, Rawls and Stephens will be eligible to receive the Company’s standard annual cash and equity compensation for non-employee directors, pro-rated for the remainder of the Company’s 2020 fiscal year, and expense reimbursement. Beginning with the Company’s 2021 fiscal year, Messrs. Dreyer, Rawls and Stephens will be eligible to receive the Company’s standard compensation for non-employee directors, which currently includes a cash retainer and grants of restricted stock units and stock options.

There were no other arrangements or understandings between any of Messrs. Dreyer, Rawls and Stephens and any other person pursuant to their respective elections as directors, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding any of Messrs. Dreyer, Rawls and Stephens that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited Consolidated Balance Sheets as of April 28, 2019 and April 29, 2018 and the audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended April 28, 2019, April 29, 2018 and April 30, 2017, and the related notes thereto, of Finisar are filed as Exhibit 99.2 through incorporation by reference to Finisar’s Annual Report on Form 10-K for its year ended April 28, 2019.

The unaudited Condensed Consolidated Balance Sheets as of July 28, 2019 and April 28, 2019 and the unaudited Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Stockholders’ Equity and Condensed Consolidated Statements of Cash Flows for the three months ended July 28, 2019 and July 29, 2018, and the related notes thereto, of Finisar are filed as Exhibit 99.3 through incorporation by reference to Finisar’s Quarterly Report on Form 10-Q for its quarter ended July 28, 2019.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) in an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

Exhibit 2.1.	Agreement and Plan of Merger, dated November 8, 2018, by and among II-VI Incorporated, Mutation Merger Sub Inc. and Finisar Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on November 9, 2018).

Exhibit 4.1	Indenture, dated as of December 21, 2016, by and between Finisar Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on December 21, 2016).

Exhibit 4.2	First Supplemental Indenture, dated as of September 24, 2019, by and among II-VI Incorporated, Finisar Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by II-VI Incorporated (File No. 0-16195) on September 24, 2019).

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of September 24, 2019, by and among II-VI Incorporated, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto.

Exhibit 10.2	Amended and Restated Finisar Corporation 2005 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on September 8, 2014).

Exhibit 10.3	Form of Restricted Stock Unit Issuance Agreement (incorporated by reference to Exhibit 10.61 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on March 12, 2009).

Exhibit 10.4	Form of Restricted Stock Unit Issuance Agreement - Officers (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on September 8, 2016).

Exhibit 10.5	Form of Restricted Stock Unit Issuance Agreement - International (incorporated by reference to Exhibit 10.63 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on March 12, 2009).

Exhibit 10.6	Form of Restricted Stock Unit Issuance Agreement - Israel (incorporated by reference to Exhibit 10.64 to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on March 12, 2009).

Exhibit 10.7	Form of Restricted Stock Unit Issuance Agreement - UK (incorporated by reference to Exhibit 10.32 to the Annual Report on Form 10-K filed by Finisar Corporation (File No. 000-27999) on June 26, 2014).

Exhibit 23.1	Consent of BDO USA, LLP (incorporated by reference to Exhibit 23.1 to the Current Report on Form 8-K filed by II-VI Incorporated (File No. 0-16195) on September 24, 2019).

Exhibit 99.1	Joint Press Release dated September 24, 2019 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by II-VI Incorporated (File No. 0-16195) on September 24, 2019).

Exhibit 99.2	Audited Consolidated Balance Sheets as of April 28, 2019 and April 29, 2018 and audited Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended April 28, 2019, April 29, 2018 and April 30, 2017, and the related notes thereto, of Finisar Corporation (incorporated by reference to the Annual Report on Form 10-K filed by Finisar Corporation (File No. 000-27999) on June 14, 2019).

Exhibit 99.3	Unaudited Condensed Consolidated Balance Sheets as of July 28, 2019 and April 28, 2019 and unaudited Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Stockholders’ Equity and Condensed Consolidated Statements of Cash Flows for the three months ended July 28, 2019 and July 29, 2018, and the related notes thereto, of Finisar Corporation (incorporated by reference to the Quarterly Report on Form 10-Q filed by Finisar Corporation (File No. 000-27999) on September 4, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: September 27, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer